Exhibit 99.1

COMPENSATION COMMITTEE CHARTER

The Board of Directors of The Greenbrier Companies, Inc. (the “Company”) shall annually appoint from its members a Compensation Committee. This Charter of the Compensation Committee supplements the provisions of Article III, Section 11(d) of the Company’s Amended and Restated Bylaws and further defines the role, authority and responsibility of the Compensation Committee.

Number of Members and Appointment

The Compensation Committee shall be composed of at least two members of the Board of Directors. Members of the Committee shall be appointed annually by the Board of Directors. Vacancies shall be filled by the Board of Directors.

Independence of Members

Members of the Compensation Committee shall be free from any relationship to the Company or its subsidiaries that, in the judgment of the Board of Directors, may interfere with the exercise of their independence from management of the Company. Other than in their capacity as members of the Board of Directors, members of the Compensation Committee may not be affiliates, officers or employees of the Company or any of its subsidiaries and may not accept from the Company or any of its subsidiaries any consulting, advisory or other compensatory fees. Appointments to the Compensation Committee shall be consistent with standards for determining independence promulgated by the Securities and Exchange Commission (the “SEC”) and the New York Stock Exchange (“NYSE”), or such other national securities exchange as shall be the principal market for trading of the Company’s securities.

Purposes and Responsibilities

The Committee’s primary purpose is to recommend to the Board of Directors policies and processes for the regular and orderly review of the performance and compensation of the Company’s senior executive management personnel, including the President and Chief Executive Officer, and to regularly review, administer, and when necessary recommend changes to equity-based or performance-based compensation plans adopted by the Company.

Without limiting the generality of the foregoing, the Compensation Committee shall also have direct responsibility to:

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Review and approve corporate goals and objectives relevant to compensation of the Company’s Chief Executive Officer, evaluate the Chief Executive Officer’s performance in light of those goals and objectives, and determine and approve the compensation level of the Chief Executive Officer based on this evaluation.

•	Establish compensation policy for executive officers and directors of the Company.

•	Establish policy regarding employee and director hedging of Company stock.

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Establish policy regarding incentive-based compensation that is awarded based on financial information that is required to be reported under the securities laws, including such “clawback” provisions as may be required under SEC rules and/or NYSE or other applicable listing standards.

•	Approve compensation of executive officers other than the Chief Executive Officer.

•	Make recommendations to the Board of Directors with respect to incentive compensation plans and equity-based plans that are subject to Board approval.

•	Monitor compliance with the Company’s Executive Officer and Director Stock Ownership Guidelines; review and assess the adequacy of such guidelines as necessary.

•	Review and discuss with management the Company’s Compensation and Discussion Analysis to be included in the Company’s proxy statement.

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Annually prepare and submit, for inclusion in management’s proxy statement to shareholders in connection with the annual meeting of shareholders, a report in conformity with Item 407(e)(5) of Regulation S-K promulgated by the SEC.

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Annually review the Company’s compensation policies and practices as they relate to risk management and determine whether any such risks are reasonably likely to have a material adverse effect on the Company.

•	Administer all equity-based compensation plans adopted and approved by the Company from time to time.

•	Review and assess the adequacy of this Charter and the performance of the Compensation Committee on an annual basis.

•	Review and make recommendations to the Board of Directors regarding:

•	the compensation policy for non-officer employees of and consultants to the Company.

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forms of compensation (including all “plan” compensation, as such term is defined in Item 402(a)(6) of Regulation S-K, and all non-plan compensation) to be provided to the executive officers of the Company.

•	general compensation goals and guidelines for the Company’s employees and the criteria by which bonuses to the Company’s employees are determined.

•	other plans that are proposed for adoption or adopted by the Company for the provision of compensation to employees, directors of, and consultants to the Company.

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Retain and terminate such consultants, counsel, experts and other personnel as the Committee may deem reasonably necessary to enable it to fully perform its duties and fulfill its responsibilities, and determine the compensation and other terms of engagement for such consultants and experts. The Company will provide for appropriate funding, as determined by the Committee, for payment of compensation to any consultants, counsel, experts or other advisors employed by the Committee. The Compensation Committee may obtain independently published compensation survey data in furtherance of the duties set forth herein. The Compensation Committee may select a compensation consultant, counsel or other advisor only after taking into account independence factors identified by the SEC which shall include, without limitation

•	the provision of other services to the Company by the service provider;

•	the relationship of the fees paid by the Company to the total revenue of the service provider and to the total revenue of the local or regional office of the service provider;

•	the policies and procedures of the service provider that are designed to prevent conflicts of interest;

•	any business or personal relationship between the service provider or the individual compensation advisors employed by the service provider with an executive officer of the Company;

•	any business or personal relationship between the individual compensation advisors employed by the service provider and any member of the Compensation Committee; and

•	whether the service provider or the individual compensation advisors employed by the service provider own any stock of the Company.

•	Undertake such other specific duties as the Board of Directors may from time to time prescribe.

Meetings, Quorum, Informal Actions, Minutes

The Compensation Committee shall meet on a regular basis. Special meetings may be called by the Chair of the Compensation Committee. A majority of the members of the Compensation Committee shall constitute a quorum. Concurrence of a majority of the quorum (or, in case a quorum at the time consists of two members of the Committee, both members present) shall be required to take formal action of the Compensation Committee. Written minutes shall be kept for all formal meetings of the Committee.

As permitted by Sections 60.337 and 60.341 of the Oregon Business Corporation Act, the Compensation Committee may act by unanimous written consent, and may conduct meetings via conference telephone or similar communication equipment.

Members of the Compensation Committee may meet informally with officers or employees of the Company and its subsidiaries and may conduct informal inquiries and studies without the necessity of formal meetings. The Compensation Committee may delegate to its chair or to one or more of its members the responsibility for performing routine functions.

Reporting

The Compensation Committee shall report regularly to the Board of Directors and shall annually prepare and submit, for inclusion in management’s proxy statement to shareholders in connection with the annual meeting of shareholders, a report in conformity with Item 407(e)(5) of Regulation S-K.

Adopted by the Board of Directors July 13, 2004.

Amended June 28, 2006.

Amended January 8, 2010

Amended January 7, 2011

Amended January 6, 2012

Amended January 9, 2013